Exhibit 99.1

FREMONT HOME LOAN TRUST 2005-A

Asset-Backed Certificates, Series 2005-A

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

The information herein has been provided solely by Credit Suisse First Boston LLC (“CSFB”) based on information with respect to the mortgage loans provided by Residential Funding Corporation (“RFC”) and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

FREMONT HOME LOAN TRUST 2005-A
Asset-Backed Certificates, Series 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Collateral Summary (Fixed Rate)
Total Number of Loans	1,376	Geographic Distribution
Total Outstanding Loan Balance	$173,197,910	(Other States account individually for less than 5.00% of the Cut-Off Date aggregate principal balance)
Average Loan Balance	$125,871	California	28.88%
Weighted Average Coupon	7.542%	New York	23.24%
Weighted Average Original Term (mo.)	351	New Jersey	9.52%
Weighted Average Remaining Term (mo.)	349	Florida	7.39%
Weighted Average LTV	81.64%
Weighted Average FICO	635

Product Type		Occupancy Status
Fixed - 5 Yr	0.05%	Primary Home	96.39%
Fixed - 10 Yr	0.94%	Non-Owner	3.46%
Fixed - 15 Yr	1.66%	Second Home	0.15%
Fixed - 20 Yr	2.56%
Fixed - 25 Yr	0.19%
Fixed - 30 Yr	94.60%

Prepayment Penalty (years)		Loan Purpose
None	15.62%	Purchase	24.45%
0.001 - 1.000	20.55%	Cash Out Refinance	56.81%
1.001 - 2.000	20.11%	Debt Consolidation	15.22%
2.001 - 2.500	0.09%	Home Improvement	2.47%
2.501 - 3.000	43.63%	Rate/Term Refinance	1.05%

		Lien Position
		First Lien	81.61%
		Second Lien	18.39%

1

FREMONT HOME LOAN TRUST 2005-A
Asset-Backed Certificates, Series 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Aggregate Outstanding Mortgage Loan Principal Balances

		Aggregate
Range of Original	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Mortgage Loan	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Principal Balances	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
1 - 50,000	500	$11,650,014.11	6.73%	10.595%	98.26%	631	41.19%
50,001 - 75,000	145	9,051,327.08	5.23	10.062	95.88	639	41.76
75,001 - 100,000	131	11,447,231.79	6.61	9.017	87.28	642	39.71
100,001 - 125,000	104	11,524,366.25	6.65	8.373	85.25	630	40.55
125,001 - 150,000	77	10,550,879.35	6.09	7.595	77.00	629	40.14
150,001 - 175,000	63	10,129,332.75	5.85	7.142	76.84	625	39.32
175,001 - 200,000	60	11,273,747.27	6.51	6.892	74.51	627	41.44
200,001 - 225,000	39	8,319,025.73	4.80	6.953	74.66	617	40.93
225,001 - 250,000	41	9,785,452.28	5.65	6.802	73.74	627	42.13
250,001 - 275,000	24	6,250,523.48	3.61	6.783	79.32	637	43.89
275,001 - 300,000	35	10,167,602.13	5.87	6.845	77.09	640	41.93
300,001 - 350,000	55	17,605,505.06	10.16	6.833	78.54	640	42.97
350,001 - 400,000	41	15,257,211.96	8.81	6.552	81.84	645	42.58
400,001 - 450,000	29	12,376,685.30	7.15	6.616	80.69	638	42.33
450,001 - 500,000	19	8,951,637.85	5.17	6.757	82.03	647	40.93
500,001 - 600,000	4	2,207,712.36	1.27	6.563	80.73	640	45.90
600,001 - 700,000	3	1,985,517.14	1.15	6.914	89.62	655	40.35
700,001 - 800,000	4	3,006,900.45	1.74	7.664	75.41	645	26.60
800,001 - 900,000	2	1,657,237.77	0.96	6.942	87.44	603	25.93

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

Outstanding Mortgage Loan Principal Balances

		Aggregate
Range of Outstanding	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Mortgage Loan	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Principal Balances	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
1 - 50,000	500	$11,650,014.11	6.73%	10.595%	98.26%	631	41.19%
50,001 - 75,000	146	9,126,266.43	5.27	10.042	95.88	639	41.64
75,001 - 100,000	130	11,372,292.44	6.57	9.026	87.23	642	39.80
100,001 - 125,000	105	11,649,174.37	6.73	8.388	85.40	630	40.63
125,001 - 150,000	76	10,426,071.23	6.02	7.569	76.72	629	40.04
150,001 - 175,000	63	10,129,332.75	5.85	7.142	76.84	625	39.32
175,001 - 200,000	60	11,273,747.27	6.51	6.892	74.51	627	41.44
200,001 - 225,000	39	8,319,025.73	4.80	6.953	74.66	617	40.93
225,001 - 250,000	41	9,785,452.28	5.65	6.802	73.74	627	42.13
250,001 - 275,000	24	6,250,523.48	3.61	6.783	79.32	637	43.89
275,001 - 300,000	35	10,167,602.13	5.87	6.845	77.09	640	41.93
300,001 - 350,000	55	17,605,505.06	10.16	6.833	78.54	640	42.97
350,001 - 400,000	41	15,257,211.96	8.81	6.552	81.84	645	42.58
400,001 - 450,000	30	12,826,126.89	7.41	6.602	80.73	639	42.15
450,001 - 500,000	18	8,502,196.26	4.91	6.785	82.04	646	41.12
500,001 - 600,000	4	2,207,712.36	1.27	6.563	80.73	640	45.90
600,001 - 700,000	3	1,985,517.14	1.15	6.914	89.62	655	40.35
700,001 - 800,000	4	3,006,900.45	1.74	7.664	75.41	645	26.60
800,001 - 900,000	2	1,657,237.77	0.96	6.942	87.44	603	25.93

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

2

FREMONT HOME LOAN TRUST 2005-A
Asset-Backed Certificates, Series 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Term (Months)

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Original Term	Mortgage	Balance	Mortgage	Average	Average	Average	Average
(Months)	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
1 - 180	250	$4,594,375.25	2.65%	10.000%	87.41%	627	40.59%
181 - 240	103	4,436,090.60	2.56	9.249	91.80	641	40.87
241 - 300	2	329,345.97	0.19	10.727	46.24	609	45.88
301 - 360	1,021	163,838,098.29	94.60	7.420	81.27	635	41.14

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

Remaining Term (Months)

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Remaining Term	Mortgage	Balance	Mortgage	Average	Average	Average	Average
(Months)	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
1 - 180	250	$4,594,375.25	2.65%	10.000%	87.41%	627	40.59%
181 - 240	103	4,436,090.60	2.56	9.249	91.80	641	40.87
241 - 300	2	329,345.97	0.19	10.727	46.24	609	45.88
301 - 360	1,021	163,838,098.29	94.60	7.420	81.27	635	41.14

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

Property Type

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Property Type	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
Single Family	1,157	$137,135,914.40	79.18%	7.555%	82.16%	633	40.69%
Multi Family	143	29,144,111.17	16.83	7.363	78.72	642	43.00
Condo	76	6,917,884.54	3.99	8.037	83.58	648	41.83

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

Loan Purpose

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Loan Purpose	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
Purchase	668	$42,349,933.57	24.45%	9.100%	93.31%	651	41.30%
Refinance — Cashout	522	98,401,915.21	56.81	7.036	77.82	631	41.30
Refinance — Debt Consolidation	149	26,353,667.86	15.22	6.985	78.49	625	40.40
Refinance — Home Improvement	22	4,271,253.90	2.47	7.000	74.68	611	37.81
Refinance — Rate/Term	15	1,821,139.57	1.05	7.928	78.00	686	46.16

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

3

FREMONT HOME LOAN TRUST 2005-A
Asset-Backed Certificates, Series 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Range of Original Loan-to-Value Ratios

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Range of Original	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Loan-to-Value Ratios	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
50.00 or less	44	$6,561,471.62	3.79%	7.047%	40.92%	616	38.38%
50.01 - 55.00	16	3,268,628.25	1.89	6.603	52.53	623	42.73
55.01 - 60.00	18	3,993,659.57	2.31	6.917	57.69	628	43.81
60.01 - 65.00	39	7,864,485.15	4.54	6.995	63.44	619	38.82
65.01 - 70.00	50	10,769,575.40	6.22	6.940	68.07	622	40.68
70.01 - 75.00	64	13,905,032.93	8.03	7.033	73.42	622	41.85
75.01 - 80.00	181	43,075,747.47	24.87	6.830	79.46	635	41.25
80.01 - 85.00	60	14,989,923.69	8.65	6.701	84.17	631	38.40
85.01 - 90.00	144	29,669,473.39	17.13	6.991	89.61	643	42.17
90.01 - 95.00	199	6,469,020.13	3.74	8.986	94.73	638	40.30
95.01 - 100.00	561	32,630,892.51	18.84	9.899	99.89	649	41.89

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

4

FREMONT HOME LOAN TRUST 2005-A
Asset-Backed Certificates, Series 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

State Distribution of Mortgaged Properties

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
State Distribution of	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Properties Mortgaged	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
California	322	$50,027,625.21	28.88%	7.457%	80.55%	638	40.92%
New York	165	40,251,570.03	23.24	7.071	78.96	641	43.29
New Jersey	89	16,489,264.20	9.52	7.242	80.34	631	41.14
Florida	146	12,802,161.70	7.39	7.924	80.50	619	38.85
Maryland	49	5,588,384.40	3.23	8.172	87.66	627	41.24
Hawaii	22	5,204,784.30	3.01	6.893	76.40	672	41.75
Illinois	70	4,790,278.71	2.77	8.302	86.23	617	41.81
Georgia	70	3,818,608.71	2.20	8.433	88.49	613	42.22
Massachusetts	21	3,517,871.47	2.03	7.690	82.37	647	39.96
Connecticut	28	3,473,549.74	2.01	7.404	83.01	642	39.38
Minnesota	37	3,235,803.34	1.87	7.550	84.63	641	42.85
Virginia	39	3,053,096.62	1.76	8.694	87.24	638	42.76
Colorado	40	2,612,762.40	1.51	8.101	90.89	621	38.08
Arizona	30	2,565,515.95	1.48	7.971	78.97	619	31.66
Washington	20	2,030,548.96	1.17	7.381	89.41	630	36.26
Pennsylvania	22	1,557,627.06	0.90	8.884	91.56	623	38.81
Nevada	15	1,369,369.16	0.79	7.703	79.40	629	43.41
Texas	30	1,325,198.71	0.77	8.979	88.26	625	41.75
North Carolina	25	1,061,594.04	0.61	8.380	90.80	624	37.47
Michigan	23	1,027,362.19	0.59	8.856	90.16	616	37.37
Ohio	13	950,025.72	0.55	8.259	87.69	634	39.72
Tennessee	11	837,111.50	0.48	8.234	91.24	617	43.39
Utah	13	834,980.12	0.48	7.875	86.11	654	36.50
Rhode Island	6	741,655.65	0.43	7.403	82.58	652	38.41
Delaware	5	687,825.70	0.40	7.602	80.39	598	39.13
New Hampshire	10	601,463.19	0.35	8.748	86.08	610	39.14
Idaho	9	598,234.22	0.35	7.768	83.85	633	28.65
South Carolina	7	441,497.60	0.25	7.831	85.05	643	42.61
Maine	5	360,814.80	0.21	6.960	78.61	646	34.27
Oregon	4	243,539.82	0.14	8.085	89.40	622	43.75
Other	30	1,097,784.89	0.63	8.759	93.37	641	47.00

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

Documentation Summary

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Documentation	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Summary	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
Full	993	$110,590,193.36	63.85%	7.427%	83.06%	627	40.79%
Stated	368	60,981,046.19	35.21	7.752	79.08	650	41.69
Easy	15	1,626,670.56	0.94	7.431	80.73	595	42.62

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

5

FREMONT HOME LOAN TRUST 2005-A
Asset-Backed Certificates, Series 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Range of Credit Scores

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Range of Credit	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Scores	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
501 - 525	14	$2,215,858.22	1.28%	8.168%	68.65%	512	42.43%
526 - 550	46	7,317,872.91	4.23	7.878	69.23	540	41.71
551 - 575	120	10,431,762.04	6.02	7.724	78.05	563	38.76
576 - 600	256	22,457,053.17	12.97	8.099	81.68	589	40.11
601 - 625	240	35,011,836.28	20.21	7.412	81.26	613	40.71
626 - 650	232	30,112,839.34	17.39	7.564	82.40	639	41.76
651 - 675	219	31,210,749.23	18.02	7.303	83.04	662	41.94
676 - 700	121	15,368,999.77	8.87	7.375	83.91	686	41.58
701 - 725	67	10,846,568.85	6.26	7.278	86.56	711	40.20
726 - 750	29	4,169,145.90	2.41	7.694	87.87	738	44.09
751 - 775	21	2,813,340.99	1.62	6.973	82.50	763	40.28
776 - 800	11	1,241,883.41	0.72	7.118	69.98	788	43.87

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

Occupancy

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Occupancy	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
Owner Occupied	1,291	$166,953,766.25	96.39%	7.529%	81.61%	634	41.27%
Non-Owner Occupied	78	5,984,713.81	3.46	7.879	82.45	655	37.67
2nd Home	7	259,430.05	0.15	7.825	77.09	669	27.17

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

6

FREMONT HOME LOAN TRUST 2005-A
Asset-Backed Certificates, Series 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Range of Mortgage Rates

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Range of	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Mortgage Rates	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
6.000 or Less	66	$18,431,743.28	10.64%	5.985%	76.82%	655	44.30%
6.001 - 6.500	145	38,093,543.66	21.99	6.334	75.85	653	40.54
6.501 - 7.000	154	36,338,208.53	20.98	6.811	77.15	630	42.11
7.001 - 7.500	89	17,970,671.52	10.38	7.319	81.58	628	39.33
7.501 - 8.000	93	19,457,392.17	11.23	7.760	79.89	611	38.14
8.001 - 8.500	60	6,780,514.47	3.91	8.293	81.77	593	38.54
8.501 - 9.000	111	7,884,490.89	4.55	8.829	93.74	644	40.88
9.001 - 9.500	53	3,934,553.17	2.27	9.369	86.99	624	41.68
9.501 - 10.000	97	6,561,979.91	3.79	9.821	96.75	648	42.30
10.001 - 10.500	62	3,557,954.48	2.05	10.298	97.69	637	43.54
10.501 - 11.000	137	5,637,578.09	3.25	10.867	99.13	621	42.94
11.001 - 11.500	134	5,418,061.09	3.13	11.331	99.18	639	41.70
11.501 - 12.000	65	1,377,352.43	0.80	11.783	90.84	616	42.92
12.001 - 12.500	82	949,301.34	0.55	12.282	96.14	609	42.97
12.501 - 13.000	18	689,697.52	0.40	12.652	98.83	623	44.50
13.001 - 13.500	10	114,867.56	0.07	13.293	91.29	622	35.78

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

Product Type

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Product Type	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
Fixed - 5 Yr	13	$86,999.65	0.05%	12.271%	95.00%	614	42.87%
Fixed - 10 Yr	155	1,635,424.15	0.94	11.893	95.39	602	41.80
Fixed - 15 Yr	82	2,871,951.45	1.66	8.854	82.64	641	39.84
Fixed - 20 Yr	103	4,436,090.60	2.56	9.249	91.80	641	40.87
Fixed - 25 Yr	2	329,345.97	0.19	10.727	46.24	609	45.88
Fixed - 30 Yr	1,021	163,838,098.29	94.60	7.420	81.27	635	41.14

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

Lien Position

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Lien Position	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
1	628	$141,344,729.57	81.61%	6.932%	77.66%	633	40.89%
2	748	31,853,180.54	18.39	10.247	99.28	645	42.19

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

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FREMONT HOME LOAN TRUST 2005-A
Asset-Backed Certificates, Series 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Prepayment Penalty Term

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Original	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Prepayment Penalty Term	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
0	318	$27,055,124.87	15.62%	7.936%	85.02%	631	40.78%
12	201	35,587,195.43	20.55	7.203	79.16	640	43.00
24	469	34,829,163.80	20.11	8.811	91.15	641	42.50
30	1	161,200.48	0.09	6.400	85.00	638	42.78
36	387	75,565,225.53	43.63	6.977	77.20	632	39.73

Total:	1,376	$173,197,910.11	100.00%	7.542%	81.64%	635	41.13%

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